UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2019
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously announced on October 30, 2018, Evoqua Water Technologies Corp. (referred to herein as the “Company,” “Evoqua,” “we,” “us,” or “our”) transitioned from a three-segment structure to a two-segment structure designed to better serve the needs of customers worldwide. This new structure was effective October 1, 2018. Our business is organized by customer base and offerings into two reportable segments that each draw from the same reservoir of leading technologies, shared manufacturing infrastructure, common business processes and corporate philosophies. Our reportable segments consist of (i) our Integrated Solutions and Services segment and (ii) our Applied Product Technologies segment. The key factors used to identify these reportable segments are the organization and alignment of our internal operations, the nature of the products and services and customer type.
Evoqua has filed this Current Report on Form 8-K to retrospectively revise the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed on December 11, 2018 (the “2018 Form 10-K”), in order to reflect the changes in the Company’s reportable segments described above. The changes in the segment structure affect only the manner in which the results for the operating segments were previously reported. The Company’s new segment structure has no impact on the Company’s previously reported consolidated statements of operations, consolidated statements of comprehensive income (loss), consolidated balance sheets, consolidated statements of equity or consolidated statements of cash flows.
Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the 2018 Form 10-K that have been revised retrospectively to reflect the realignment of the Company’s segments:

•	Part I, Item 1. Business;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data, Including the following Notes to the Audited Consolidated Financial Statements:

◦	Note 1 - Description of the Company and Bases of Presentation

◦	Note 8 - Goodwill

◦	Note 21 - Business Segments
This Form 8-K does not reflect events that may have occurred subsequent to the original filing date of the 2018 Form 10-K and does not modify or update in any way the disclosures made in the 2018 Form 10-K, other than as required to retrospectively reflect the change in segment reporting, as described above. All other information in the 2018 Form 10-K remains unchanged. Without limitation of the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2018 Form 10-K for any information known to or learned by management subsequent to the original filing date of the 2018 Form 10-K. For information on developments since the original filing date of the 2018 Form 10-K, please refer to the Company's subsequent filings with the SEC. The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. This Form 8-K should be read in conjunction with the Company’s quarterly and annual reports filed with the SEC. Beginning with the Quarterly Report on Form 10-Q for the first quarter of fiscal 2019, all prior period segment information is being recast to reflect the realignment of the Company’s reportable segments.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23	Consent of independent registered public accounting firm
99.1
Selected Items from the Evoqua Water Technologies Corp. Annual Report on Form 10-K for the year ended September 30, 2018: Part I, Item1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8. Financial Statements and Supplementary Data

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of September 30, 2018 and 2017; (ii) the Consolidated Statements of Operations for each of the fiscal years in the three-year period ended September 30, 2018; (iii) the Consolidated Statements of Stockholders’ Equity for each of the fiscal years in the three-year period ended September 30, 2018; (iv) the Consolidated Statement of Cash Flows for each of the fiscal years in the three-year period ended September 30, 2018; and (v) the Notes to the Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 15, 2019		EVOQUA WATER TECHNOLOGIES CORP.

		By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer